                                                                   EXHIBIT 99.04

03/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1


RECEIVABLES


Beginning of the Month Principal Receivables:                 $1,254,102,598.45
Beginning of the Month Finance Charge Receivables:            $   77,228,503.68
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $1,331,331,102.13


Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00


Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00


End of the Month Principal Receivables:                       $1,199,857,643.41
End of the Month Finance Charge Receivables:                  $   71,816,865.15
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $1,271,674,508.56


Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $1,000,000,000.00
End of the Month Seller Amount                                $  199,857,643.41
End of the Month Seller Percentage                                        16.66%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES

       30-59 Days Delinquent                                  $   36,481,508.69
       60-89 Days Delinquent                                  $   23,586,929.78
       90+Days Delinquent                                     $   51,479,869.51
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03/99                                                                     Page 2


       Total 30+ Days Delinquent                              $  111,548,307.98
       Delinquent Percentage                                               8.77%

Defaulted Accounts During the Month                           $    9,443,826.64
Annualized Default Percentage                                              9.04%

Principal Collections                                            157,937,176.17
Principal Payment Rate                                                    12.59%

Total Payment Rate                                                        13.68%


INVESTED AMOUNTS


       Class A Initial Invested Amount                        $  273,750,000.00
       Class B Initial Invested Amount                        $   26,250,000.00

INITIAL INVESTED AMOUNT                                       $  300,000,000.00

       Class A Invested Amount                                $  319,375,000.00
       Class B Invested Amount                                $   30,625,000.00

INVESTED AMOUNT                                               $  350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            27.91%
PRINCIPAL ALLOCATION PERCENTAGE                                           27.91%


MONTHLY SERVICING FEE                                         $      583,333.34

INVESTOR DEFAULT AMOUNT                                       $    2,635,772.01


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               91.25%

       Class A Finance Charge Collections                     $    6,563,679.76
       Other Amounts                                          $            0.00
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03/99                                                                     Page 3


TOTAL CLASS A AVAILABLE FUNDS                                 $    6,563,679.76


       Class A Monthly Interest                               $    1,413,245.46
       Class A Servicing Fee                                  $      532,291.67
       Class A Investor Default Amount                        $    2,405,141.96

TOTAL CLASS A EXCESS SPREAD                                   $    2,213,000.67


REQUIRED AMOUNT                                               $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.75%

       Class B Finance Charge Collections                     $      629,393.96
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      629,393.96


       Class B Monthly Interest                               $      139,472.42
       Class B Servicing Fee                                  $       51,041.67


TOTAL CLASS B EXCESS SPREAD                                   $      438,879.87


EXCESS SPREAD--


TOTAL EXCESS SPREAD                                           $    2,651,880.54


       Excess Spread Applied to Required Amount               $            0.00

       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      230,630.05

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs
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03/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash                  $       19,778.65
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    2,401,471.84


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    6,848,057.01


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor
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03/99                                                                     Page 5


YIELD AND BASE RATE--


       Base Rate (Current Month)                                           7.15%
       Base Rate (Prior Month)                                             7.15%
       Base Rate (Two Months Ago)                                          7.21%

THREE MONTH AVERAGE BASE RATE                                              7.17%

       Portfolio Yield (Current Month)                                    15.63%
       Portfolio Yield (Prior Month)                                      12.25%
       Portfolio Yield (Two Months Ago)                                   14.37%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.08%


PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

       Class A Principal Collections                          $   40,223,242.63

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

       Class B Principal Collections                          $    3,857,023.27

TOTAL PRINCIPAL COLLECTIONS                                   $   44,080,265.90



SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES


CLASS A AMORTIZATION--

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00
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03/99                                                                     Page 6


CLASS B AMORTIZATION--

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   44,080,265.90
SHARING


INVESTOR CHARGE OFFS--


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00


CASH COLLATERAL ACCOUNT--

       Required Cash Collateral Amount                        $   45,500,000.00
       Available Cash Collateral Amount                       $   45,500,000.00


INTEREST RATE CAP PAYMENTS--

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00


TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                                 First USA Bank, NA,
                                                 as Servicer


                                                 By:  /s/ TRACIE KLEIN
                                                    ---------------------------
                                                         Tracie H. Klein
                                                         First Vice President